UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Registrant ☒	Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GENERATION BIO CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72057-P26337 GENERATION BIO CO. 301 BINNEY STREET CAMBRIDGE, MA 02142 GENERATION BIO CO. 2025 Annual Meeting Vote by June 3, 2025 11:59 PM ET You invested in GENERATION BIO CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Vote Virtually at the Meeting* June 4, 2025 9:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/GBIO2025 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72058-P26337 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of three Class II directors to our board of directors, each to serve until the 2028 Annual Meeting of Stockholders. For Nominees: 01) Ron Cooper 02) Anthony Quinn, M.B. Ch.B., Ph.D. 03) Jason Rhodes 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. For 4. Adoption and approval of an amendment to our restated certificate of incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-30, without reducing the authorized number of shares of our common stock, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders. For NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.